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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2004

ALLOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

000-29815
(Commission File Number)

Delaware	54-1655029
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

11080 CirclePoint Road, Suite 200
Westminster, Colorado 80020
(Address of principal executive offices and Zip Code)

(303) 426-6262
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        On October 4, 2004, Allos Therapeutics, Inc., a Delaware corporation (the "Company"), issued a press release announcing the presentation of new findings from its Phase 3 clinical trial of the investigational radiation sensitizer EFAPROXYN™ (efaproxiral) in patients with brain metastases. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

  (c)
  Exhibits.

  99.1
  Press Release, dated October 4, 2004, entitled "Prognostic Factors Influencing Survival in Patients with Brain Metastases Identified in Largest Ever Randomized Study".

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 4, 2004

ALLOS THERAPEUTICS, INC.
By:	/s/ MICHAEL E. HART Michael E. Hart
Its:	President and Chief Executive Officer

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  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits
SIGNATURE